SUBSCRIPTION AGREEMENT

Cove Apparel, Inc.
1003 Dormador, Suite 21
San Clemente, California 92672

The undersigned has received the prospectus dated May 28, 2003 ("Prospectus"), and hereby subscribes for _______________shares of $.001 par value common stock of Cove Apparel, Inc., a Nevada corporation ("Company"), for a subscription price of $0.10 per share ("Offered Shares"). The undersigned hereby agrees that this subscription shall be irrevocable and shall survive the death or disability of the undersigned. Payment of the purchase price for the Offered Shares is due upon subscription.

The undersigned acknowledges that (i) the Company has the right to accept or reject this subscription in whole or in part, (ii) this subscription shall be deemed to be accepted by the Company only when the Company signs this Subscription Agreement; (iii) the undersigned has relied only on that information specified in the Prospectus; and (iv) THE UNDERSIGNED ACKNOWLEDGES THAT U.S. BANK IS ACTING SOLELY AS ESCROW HOLDER IN CONNECTION WITH THE OFFERING OF THE SHARES AND MAKES NO RECOMMENDATION WITH RESPECT THERETO. U.S. BANK HAS MADE NO INVESTIGATION REGARDING THE OFFERING, THE COMPANY, OR ANY OTHER PERSON OR ENTITY INVOLVED IN THE OFFERING. IN ADDITION, ESCROW HOLDER DOES NOT GUARANTEE REPAYMENT OF ANY SECURITIES PURCHASED BY INVESTORS IN THE OFFERING.

Number of Offered Shares:_____________________. Subscription Amount:___________ (number of Offered Shares multiplied by $0.10)

Make check payable to:  "US Bank N.A., fbo Cove Apparel, Inc. Impound Account"

Please print name(s) or title, residence address, and SSN or Tax ID for which the Offered Shares are to be registered.

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Name
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Street
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City                            State                                  Zip Code
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SSN or Tax ID No. (For joint ownership, both parties must provide a Social
Security Number or similar tax identification)


Indicate type of ownership:


[ ]   Individual Ownership             [ ]    Joint Tenants with Right of
                                              Survivorship
[ ]   Community Property               [ ]    Tenants in Common

[ ]   Tenants by the Entirety          [ ]    Corporate Ownership

[ ]   Partnership Ownership            [ ]    Custodian for a Minor

[ ]   Trust (see below)                [ ]    IRA or Pension Plan



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Date Trust Established:
                           ----------------------------------------------------

Name of Trustee or other Administrator
                                      -----------------------------------------


EACH SUBSCRIBER REPRESENTS THAT:

(a) The information contained herein is complete and accurate and may be relied upon, and

(b) The undersigned will notify the Company immediately of any material change in any such information occurring prior to the acceptance of the undersigned's subscription.

(c) THE UNDERSIGNED ACKNOWLEDGES THAT U.S.BANK IS ACTING SOLELY AS ESCROW HOLDER IN CONNECTION WITH THE OFFERING OF THE SHARES AND MAKES NO RECOMMENDATION WITH RESPECT THERETO. U.S. BANK HAS MADE NO INVESTIGATION REGARDING THE OFFERING, COVE APPAREL, OR ANY OTHER PERSON OR ENTITY INVOLVED IN THE OFFERING. IN ADDITION,
         ESCROW HOLDER DOES NOT GUARANTEE REPAYMENT OF ANY SECURITIES PURCHASED BY INVESTORS IN THE OFFERING.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this ______ day of ____________ 2003.

FOR INDIVIDUALS:

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Print Name

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Signature

NAME AND SIGNATURE OF JOINT TENANT OR TENANT IN COMMON

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Print Name

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Signature

FOR TRUSTS, CORPORATIONS, PARTNERSHIPS

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Print Name of Entity

By:
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         Print name and capacity (Trustee, President or General Partner)
         of person making investment decision

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Signature


Agreed to and accepted:

By:      Cove Apparel, Inc.,
         a Nevada corporation

By:
         --------------------------------------------
         Daniel Trotter
Its:     President


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